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                                EXHIBIT (11)(B)

                        CONSENT OF KPMG PEAT MARWICK LLP


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                           [Peat Marwick Letterhead]




                         Independent Auditors' Consent


The Board of Trustees of
The One Group:


We consent to the reference to our firm under the heading "Experts" in the Statement of Additional Information included in The One Group's Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A.


                                          /s/ KPMG Peat Marwick LLP
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                                          KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
November 17, 1995